As filed with the SEC on January 12, 2022

Registration No. 33-54926

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 34	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 119	☒

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Exact name of registrant)

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Name of depositor)

900 Salem Street

Smithfield, Rhode Island 02917

(Address of depositor’s principal executive offices)

Depositor’s telephone number: (800) 544-8888

GERALD W. PATTERSON

President

Fidelity Investments Life Insurance Company

900 Salem Street

Smithfield, Rhode Island 02917

(Name and address of agent for service)

Copy to:

MICHAEL BERENSON

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on April 30, 2022 pursuant to paragraph (b) of rule 485
☒	60 days after filing pursuant to paragraph (a) (1) of rule 485
☐	on (date), pursuant to paragraph (a) (1) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

Effective: April 30, 2022

Fidelity Income Advantage®

Issued by Fidelity Investments Life Insurance Company

Introduction:

This prospectus describes a single premium variable income annuity contract (the “Contract”) issued by Fidelity Investments Life Insurance Company (“FILI”, the “Company”, “we”, or “us”). The Contract provides you (the “Annuitant”) with the opportunity to receive annuity income for life at regular intervals (the “Annuity Income Dates”). Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the “Joint Annuitant”).

When you purchased your Contract, you chose all fixed annuity income, all variable annuity income, or a combination of the two. We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of variable annuity income. Variable annuity income fluctuates in amount according to the investment results of the Investment Options that you choose. Each Investment Option is a Subaccount of Fidelity Investments Variable Annuity Account I (the “Variable Account”).

Currently, we do not offer this Contract for sale to new investors.

You purchased your Contract (1) on a non-qualified basis (“Non-Qualified Contract”), or (2) on a qualified basis (“Qualified Contract”) as an Individual Retirement Annuity (“IRA”) with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. An Individual Retirement Annuity that is a Roth IRA could be purchased only with a contribution rolled over from another Roth IRA.

Important Disclosures:

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

TABLE OF CONTENTS

Glossary

Important Information You Should Consider About Fidelity Income Advantage

Overview of the Contract

Fee Tables

1. Principal Risks of Investing in the Contract

2. FILI, the Variable Account, the Funds, and the Distributors

(a). FILI and The Variable Account
(b). The Funds
(c). Selling the Contracts
(d). Litigation

3. Purchase Payment

4. Annuity Income

(a). Annuity Income Dates
(b). Fixed, Variable or Combination Annuity Income
(c). Benchmark Rate of Return

5. Annuity Income Options Available at Purchase

(a). Your Selection of an Annuity Income Option
(b). Annuity Income Options without a Withdrawal Period
(c). Annuity Income Options including a Withdrawal Period

6. Benefits Available Under the Contract

(a). Overview of Benefits
(b). Death Benefit
(c). Contracts Purchased with a Guarantee Period
(d). Contracts Purchased with a Withdrawal Period

7. Trading Among Subaccounts

(a). Overview
(b). Making Exchanges by Telephone or Internet
(c). Effective Date of Exchanges Among Subaccounts
(d). Use of Market Timing Services
(e). Short-Term Trading Risk
(f). FILI Policies Regarding Frequent Trading
(g). Frequent Trading Monitoring and Restriction Procedures

8. Current Charges and Other Deductions

(a) Base Contract Expenses
(b). Premium Taxes
(c). Expenses of the Funds
(d). Other Taxes

9. Tax Considerations

(a). Introduction
(b). Treatment of Distributions
(c). Qualified Contracts
(d). Tax Deferral Until Distributions are Made
(e). FILI’s Tax Status

10. More Information about the Contract

(a). Contract Rights
(b). Reports
(c). Postponement of Benefits
(d). Signature Guarantee or Customer Authentication
(e). Misstatement of Date of Birth or Sex
(f). Notification of Death
(g). Assignment
(h). Dividends

11. More Information about the Variable Account and the Funds

(a). Changes in Investment Options
(b). Voting Rights
(c). Resolving Material Conflicts
(d). Total Return for an Investment Option

Appendix A: Funds Available Under the Contract

GLOSSARY

Annuitant - You are the Annuitant. You receive lifetime income. For Qualified Contracts all annuity income during your lifetime must be received only by you. Either you or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. To choose the Withdrawal Option, either you or the Joint Annuitant must be no more than 72 years old. You must also be an Owner.

Annuity Income Dates - The dates we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semi-annual, or annual.

Annuity Income Unit (also “unit”) - A unit of measure used to calculate the amount of variable annuity income.

Base Contract Expenses - Expenses that we assess daily against the assets of each Subaccount, comprised of a Mortality and Expense Risk Charge and an Administrative Charge.

Benchmark Rate of Return - The return that is assumed in the calculation of each amount of variable annuity income. The Benchmark Rate of Return applies only to the variable income portion of the Contract and the following description assumes you make no withdrawals.

The estimated first annuity income amount is calculated assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return (performance after all expenses) of the Investment Options you choose matches the benchmark, annuity income will stay constant. If the Total Return exceeds the benchmark, annuity income will increase. If the Total Return falls below the benchmark, annuity income will decrease.

If you choose a higher benchmark, annuity income will start at a higher amount but you will need better investment performance in order to keep annuity income from declining.

You will be able to choose a Benchmark Rate of Return of 3.5% or 5.0%. We may make other rates available, as permitted by state law.

Beneficiary(ies) - The person(s) who may receive certain benefits under this Contract when there is no longer a living Annuitant or Joint Annuitant.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A Contract designed to provide you and the Joint Annuitant, (if any), with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Death Benefit - A benefit of the Contract that provides protection if an Annuitant dies before the first Annuity Income Date.

Funds - The mutual fund portfolios in which the Investment Options invest.

Guarantee Period - A Contract with a Guarantee Period provides annuity income through a specified date even if no Annuitant lives to the end of the Guarantee Period. If no Annuitant lives to the end of the Guarantee Period, each Beneficiary will continue to receive income for the remainder of the Guarantee Period unless he or she chooses a commuted value as a lump sum benefit instead. A Contract with a Guarantee Period will provide lower annuity income on each Annuity Income Date than an otherwise identical Contract without a Guarantee Period.

Investment Options - The Subaccounts, each of which is a division of the Variable Account.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Joint Annuitant - The Joint Annuitant, (if any), receives lifetime annuity income. However, for Qualified Contracts, all annuity income during the Annuitant’s lifetime must be received only by the Annuitant. Either the Annuitant or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. For Non-qualified Contracts the Joint Annuitant may, but need not be, an Owner. For Qualified Contracts the Joint Annuitant may not be an Owner.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of not more than 1%.

Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source.

Owner(s) - The person(s) who have certain rights under the Contract. You (the Annuitant) must be an Owner. If there is a Joint Annuitant, he or she may also be an Owner (except for a Qualified Contract, where only one Owner is permitted). The Joint Annuitant is never required to be an Owner. Only you and the Joint Annuitant, (if any), may ever be Owners.

Portfolio - An investment portfolio of a Fund.

Purchase Payment - The single payment you made to us in exchange for which we issued you a Contract.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under Section 408(b) of the Code, including an Individual Retirement Annuity that qualifies as a Roth IRA under section 408A of the Code.

Roth IRA - Refers generally to an IRA that qualifies as a Roth IRA under Section 408A of the Code. When it is used to refer to a Qualified Contract, it means an Individual Retirement Annuity Contract that qualifies as a Roth IRA under Section 408A of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in the Contract.

Total Return - Used to measure the investment performance of an Investment Option, after all expenses.

Trading among Variable Subaccounts - Transfers of amounts among the Investment Options.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

Withdrawal (Liquidity) Period - Period of time you can take money out of your annuity. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s). The life expectancy is in whole numbers and is determined to be a period not in excess of that permitted by IRS guidelines. If no withdrawals are made from your annuity, the Withdrawal Period will operate as a Guarantee Period. The length of the Withdrawal Period may shorten if a withdrawal is made after the fifth anniversary of your Contract’s first Annuity Income Date. Withdrawals are only available for allocations to variable annuity income.

Withdrawal Value - The total amount you can take out of your annuity during the Withdrawal Period is known as your Withdrawal Value. The Withdrawal Value is only available for allocations to variable annuity income.

You - The Annuitant. The Annuitant is always an Owner.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT FIDELITY INCOME ADVANTAGE®

Fees and Expenses				Location in Prospectus

Charges for Early Withdrawals	None

Transaction Charges	None

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Schedule page for information about the specific fees you will pay each year based on the options you have elected.

Fee Tables 8. Current Charges and Other Deductions Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	1.00%[1]	1.00%[1]

	Investment Options (Fund fees and expenses)	[ ]%[1]	[ ]%[1]

1 As a percentage of the assets of each Investment Option.

Risks				Location in Prospectus

Risk of Loss	You can lose money by investing in the Contract.			1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account 2(b). The Funds

Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	1. Principal Risks of Investing in the Contract
Risks Associated with Investment Options

•  The portion of your Contract, if any, that you allocated to variable annuity income is subject to the risk of poor performance of the Investment Options.

•  Variable annuity income fluctuates in amount according to the investment results of the Investment Options that you choose. We do not guarantee the amount of variable annuity income.

•  You should review each Fund’s prospectus carefully before making an investment decision.

1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account 2(b). The Funds 4. Annuity Income
Insurance Company Risks	The Contract is issued by Fidelity Investments Life Insurance Company (“FILI, “we”, or “us”). The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. Further information about FILI, including its financial strength ratings, is available upon request by [______________].	1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account

Restrictions		Location in Prospectus

Investments

•  Additional Purchase Payments are not allowed.

•  Your Contract’s allocation between variable annuity income and fixed annuity income that you selected at purchase cannot be changed.

•  Contract Owners who engage in frequent trading may be subject to temporary or permanent restrictions on future purchases or exchanges in a Fund.

•  We have the right to eliminate any Subaccount, to combine two or more Subaccounts, or to substitute a new fund for the Fund in which a Subaccount invests.

3. Purchase Payment 7. Trading Among Subaccounts 11(a). Changes in Investment Options

Taxes		Location in Prospectus

Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•  If you purchased the Contract with a contribution transferred from an IRA or rolled over from a qualified plan, you do not get any additional tax deferral from this Contract.

•  For a Qualified Contract, the entire amount of annuity income each year will generally be taxable unless your Purchase Payment included after-tax contributions.

•  For a Non-qualified Contract, a portion of the annuity income each year will generally be taxable until you have recovered the “investment in the Contract,” after which the entire amount of annuity income will be taxable.

1. Principal Risks of Investing in the Contract 3. Purchase Payment 9. Tax Considerations

Conflicts of Interest		Location in Prospectus

Investment Professional Compensation	Your investment professional may receive compensation in the form of commissions for having sold this Contract to you. This conflict of interest may have influenced your investment professional to recommend this Contract over another investment.	2(b). The Funds 2(c). Selling the Contracts

Exchanges	Your investment professional may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	“Replacement of Contracts” under 3. Purchase Payment

OVERVIEW OF THE CONTRACT

What is this Contract designed to do and who could it be appropriate for?

This variable annuity contract is designed to provide periodic annuity income for your life (the “Annuitant”), or, if you purchased a joint life Contract, for your life and the life of the Joint Annuitant you named on the application. The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not. This Contract may be appropriate if you desire income guaranteed for life and are comfortable assuming the risk / potential reward of the amount of each annuity income payment decreasing or increasing.

What are the phases of the Contract and how do I receive income payments?

This Contract has only one phase, the Income Phase, during which the Contract makes annuity income payments at regular intervals (the “Annuity Income Dates”).

When you purchased your Contract, you chose the first Annuity Income Date, which could be up to one year from the date your Contract became effective (the “Contract Date”), and whether you wanted Annuity Income Dates to be monthly, quarterly, semiannual, or annual. You also chose to allocate your Purchase

Payment to all fixed annuity income, all variable annuity, or a combination of the two. Finally, you chose an annuity income option from among a number of the annuity income options we made available. Four of these options allowed a Contract to be purchased with or without a Guarantee Period, which if selected provides for a guaranteed minimum number of years of annuity income. The other two options (only available at purchase of a Qualified Contract) include a Withdrawal Period, during which withdrawals can be taken from a Contract’s Withdrawal Value. See 5. Annuity Income Options Available at Purchase for more information on each Annuity Income Option.

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any (unless you choose to surrender the Contract, if allowed). We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you chose an option that provides such a guarantee.

The amount of variable annuity income fluctuates in amount according to the investment results of the Investment Options that you choose. You choose to invest your Contract in one of the multiple Investment Options available under the Contract. Each Investment Option invests exclusively in shares one Fund. Each Fund has its own investment strategies, investment advisers, expense ratios, and returns. Information about the Funds is provided in Appendix A: Funds Available Under the Contract.

What are the other primary features of the Contract?

•	Making Exchanges: You may currently exchange amounts among the Subaccounts.

•	Death benefit: This is a benefit that provides protection if an Annuitant dies before the first Annuity Income Date.

•

Tax Treatment: You can make exchanges among the Subaccounts without tax implications. Ordinary income taxes will apply to annuity income payments and withdrawals, and you may have to pay a 10% penalty on amounts received before age 59 1⁄2.

FEE TABLES

The following tables describe the fees and expenses that you will pay while you own the Contract. Please refer to your Contact schedule page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Transaction Expenses	None

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses	Maximum Charge

Base Contract Expenses[1]
(As a percentage of the assets of each Investment Option )	1.00%

1 Base Contract Expenses is the total of two separate charges, a Mortality and Expense Risk Charge and an Administrative Charge. You may also see Base Contract Expenses referred to as “Separate Account Annual Expenses”.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum

(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)%		%

(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements)[2]	%	%

2 Any expense waivers or reimbursements will remain in effect until at least [____________], and can only be terminated early with approval by the fund’s board of directors.

1. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss: You can lose money by investing in the Contract. All variable income under the Contract will increase or decrease from one Annuity Date to the next according to the investment results of the Subaccounts in which you are invested. Variable annuity income will end in the unlikely event that the value of every security held in the Subaccounts in which you are invested is reduced to zero. We do not guarantee the investment results of the Subaccounts or the amount of variable annuity income. You bear the investment risk. You should review each Fund’s prospectus carefully before making an investment decision.

Not A Short-Term Investment: The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of tax deferral and long-term income are more advantageous to investors with a long-term time horizon. Also, investors do not have any or only limited access to the amount invested in the Contract.

Possibility of Adverse Tax Consequences: In certain scenarios, annuity income payments and withdrawals may be subject to a 10% penalty tax. See 9. Tax Considerations. Consult with a tax professional to determine the tax implications of amounts received under this Contract.

Alternatives to the Contract: Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.

Potential Harmful Fund Transfer Activity: Frequent exchanges among Investment Options by Owner(s) can reduce the long-term returns of the Funds. The reduced returns could adversely affect the Owners, Annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the Fund. Frequent Exchanges may reduce a Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value. FILI has adopted policies designed to discourage frequent trading. See 7. Trading Among Subaccounts for more information.

Insurance Company Risks: The Contract is issued by Fidelity Investments Life Insurance Company. The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. If FILI experiences financial distress, it may not be able to honor its annuity income obligations under the Contract. Further information about FILI, including its financial strength ratings, is available upon request by [______________].

2. FILI, THE VARIABLE ACCOUNT, THE FUNDS, AND THE DISTRIBUTORS

2(a). FILI and the Variable Account

FILI: The Contract is issued by FILI. The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. FILI’s principal executive offices are located at 900 Salem Street, Smithfield, Rhode Island 02917. The address of FILI’s Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0050.

The Variable Account: Fidelity Investments Variable Annuity Account I is a separate account used to support the Contract and other forms of variable annuity contracts issued by FILI, and for other purposes permitted by law. We are the legal owner of the assets of the Variable Account. However, income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of any of our other assets. The assets of the Variable Account may not be used to pay any of our liabilities other than those arising from the Contracts. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised to investors under the Contracts.

Financial Statements: FILI’s financial statements and the financial statements of the Variable Account appear in the Statement of Additional Information.

2(b). The Funds

Each Investment Option in the Variable Account invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund’s assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

FILI or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the Funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the Funds’ advisors or their affiliates. These payments are not Contract charges, and do not increase Fund or Contract charges.

Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings.

Where to Find More Information on the Funds: Information regarding each Fund including its name, investment objective, investment advisers, current expenses, and performance is available in Appendix A: Funds Available Under the Contract. In addition, each Fund has issued a prospectus that contains more detailed information about the Fund. Investors may obtain paper or electronic copies of a Fund prospectus by _________________.

2(c). Selling the Contracts

Fidelity Brokerage Services LLC (“FBS”) and Fidelity Insurance Agency, Inc. (“FIA”) distribute the Contracts. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and subsidiaries of FMR LLC, our parent company. Fidelity Distributors Company LLC (“FDC”) is the distributor of the Fidelity family of funds. The principal business address of FBS and FDC is 900 Salem Street, Smithfield, Rhode Island 02917.

Fidelity Insurance Agency, Inc. receives compensation from FILI of not more than 0.10% of the reserves held to support the Contracts. Amounts paid by FILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of FILI, which may include proceeds derived from mortality and expense risk charges FILI deducts from the Variable Account.

2(d). Litigation

Neither FILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

3. PURCHASE PAYMENT

Currently, we do not offer this Contract for sale to new investors. Additional Purchase Payments are not allowed for existing Contracts.

Application and Initial Purchase Payment: You purchased your Contract (1) on a non-qualified basis (“Non-Qualified Contract”), or (2) on a qualified basis (“Qualified Contract”) as an Individual Retirement Annuity (“IRA”) with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. An Individual Retirement Annuity that is a Roth IRA could be purchased only with a contribution rolled over from another Roth IRA.

To purchase a Contract, you were generally required to make a single payment (“Purchase Payment”) of at least $25,000 and complete an application form.

We applied your Purchase Payment to the purchase of a Contract within two Valuation Periods of receiving your payment and completed application form in good order at our Annuity Service Center. The date your Contract became effective is called the Contract Date.

Free Look Privilege: When you purchased your Contract, we communicated to you that you had a “free look period” – a period of time during which you could cancel the Contract and receive a refund. Your free look period was at a minimum 10 days from the date you received your Contract. During your Contract’s free look period, you had the right to cancel the Contract by sending a written request to our Annuity Service Center. If you were to have exercised your right to cancel the Contract, depending on your Contract and applicable state and federal law, we would have promptly refunded you either (1) your Purchase Payment (without interest), or (2) the amount of your Purchase Payment plus or minus the investment performance of your Contract, and adjusted for the amount of any annuity income we paid before receiving your cancellation request. During part or all of your free look period, your entire Purchase Payment (less any deduction for taxes) was allocated to the Government Money Market Investment Option. Your Contract was then invested entirely in the Investment Options that was in accordance with your most recent allocation instructions.

Replacement of Contracts: You can generally exchange a non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer a qualified annuity contract directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer one annuity for another annuity, then you may pay a surrender charge on your existing annuity, charges may be higher (or lower), and the benefits may be less (or more) advantageous. You should not exchange or transfer one annuity for another unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you the new annuity contract (that person will generally be compensated if you buy the contract through an exchange, transfer or otherwise).

4. ANNUITY INCOME

4(a). Annuity Income Dates

We calculate the amount of your annuity income on each Annuity Income Date. You selected the first Annuity Income Date when you purchased the Contract. The first Annuity Income Date was permitted to be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates are on the same day of the month as the first Annuity Income Date. The latest date you were allowed to select as your first Annuity Income Date was one year after the Contract Date. The earliest date you were allowed to select as your first Annuity Income Date was 30 days after the Contract Date.

On the application, you chose the frequency of your annuity income as either monthly, quarterly, semi-annual, or annual.

If an Annuity Income Date falls on a day that is not the last day of a Valuation Period, the amount of annuity income will be determined based on the value of your selected Investment Options at the close of the Valuation Period. Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined. If you elect to receive your annuity income payment by direct deposit, you will usually receive your income sooner than if we send it to you through the mail.

4(b). Fixed, Variable or Combination Annuity Income

At the time of purchase, you allocated your Purchase Payment between fixed and variable annuity income. You chose all fixed annuity income, all variable annuity income, or a combination of the two.

Fixed Annuity Income: Any portion of your Purchase Payment allocated to fixed annuity income will always remain allocated to fixed annuity income. If you allocated all of your Purchase Payment to fixed annuity income, FILI guarantees a specific amount of fixed annuity income that is the same on each Annuity Income Date, except as described for Options III and IV under 5(b) below.

Variable Annuity Income: Any portion of your Purchase Payment allocated to variable annuity income will always remain allocated to variable annuity income, but you can reallocate the variable portion of your Contract among the various Investment Options.

All references to annuity income and the guaranteed duration of annuity income provided by Fidelity Income Advantage are subject to the limitation stated on page 1 of the prospectus: “We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income.” Variable annuity income is subject to the investment results of the Subaccounts and may increase or decrease. Variable annuity income will end in the unlikely event that the value of every security held in the Subaccounts in which you are invested is reduced to zero.

If you chose all variable annuity income, all of your annuity income will vary according to the investment experience of the Investment Options. Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options III and IV under 5(b) below.

Any portion of your Purchase Payment allocated to variable annuity income initially purchased Free Look Units. FILI determined the number of Free Look Units based upon (a) your age and sex (and the age and sex of the Joint Annuitant, if any); (b) the type of annuity income option you chose; (c) the frequency of Annuity Income Dates you chose; (d) the first Annuity Income Date you chose; (e) the Benchmark Rate of Return you chose; and (f) the value of the Free Look Units on the Contract Date. The value of the Free Look Units reflected the investment performance of the Government Money Market Investment Option.

On the date the free look period ended (or an earlier date, depending on state law), FILI exchanged Free Look Units for Annuity Income Units in the Investment Options you selected. The total dollar value of the Annuity Income Units was the same as the Free Look Units that were exchanged. The number of Annuity Income Units allocated to each Investment Option under a single life Contract does not change unless you reallocate among the Investment Options. If you chose a joint life Contract and benefits are reduced due to your death or the death of the Joint Annuitant, the number of Annuity Units will be reduced at that time.

FILI calculates the amount of your variable annuity income based on the number of Annuity Income Units credited to each Investment Option. At the close of business on each Annuity Income Date (or on the next Valuation Date if the Annuity Income Date falls on a non-business day), the number of Annuity Income Units is multiplied by the value of the Annuity Income Units for each Investment Option. The amount of variable annuity income on the Annuity Income Date is the sum of annuity income amounts for each Investment Option.

Combination of Fixed and Variable Annuity Income: If you chose a combination of fixed and variable annuity income, a portion of your annuity income will be fixed and a portion will vary according to the investment experience of the Investment Options. We guarantee the dollar amount of the fixed annuity income portion on each Annuity Income Date. Both fixed and variable annuity income decreases upon the death of the Annuitant or Joint Annuitant as described for Options III and IV  under 5(b) below.

4(c). Benchmark Rate of Return

Assuming you do not make any withdrawals, income increases from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you chose, and decreases if the annualized Total Return is less than the Benchmark Rate of Return.

5. ANNUITY INCOME OPTIONS AVAILABLE AT PURCHASE

5(a). Your Selection of an Annuity Income Option

On your application you chose your annuity income option from among a number of annuity income options. You also may have chosen to have either a Withdrawal Period or a Guarantee Period, but not both. (A Withdrawal Period was only available to Qualified Contracts). For any income option, you also chose to receive annuity income monthly, quarterly, semi-annually, or annually. None of these choices can be changed. If you purchased a Qualified Contract, federal income tax laws may have limited your annuity income options.

5(b). Annuity Income Options without a Withdrawal Period

I. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living, unless your Contract contains a

Guarantee Period and the Guarantee Period has not ended. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income. The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

II. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a

Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living, unless your Contract contains a Guarantee

Period and the Guarantee Period has not ended. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

III. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option II above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. Depending on what you selected on your application, annuity income to the survivor is reduced to two-thirds or one-half of the amount that it would have been were you both still alive.

IV. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, But Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option III above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In the event you are the first to die, depending on what you selected on your application annuity income to the Joint Annuitant is reduced to two-thirds or one-half of the amount that it would have been were you both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option II but not as much annuity income as Option III.

For Options II, III and IV, if either you or the Joint Annuitant die before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

5(c). Annuity Income Options including a Withdrawal Period

If you have a Qualified Contract and allocated a portion or all of your Purchase Payment to the Variable Account, you had the opportunity to elect one of the two below withdrawal options. Withdrawals are not available for any allocations to fixed income. The withdrawal option feature may not be available in your state.

V. Single Life Annuity with Withdrawal Period. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income to the Beneficiary(ies) according to the terms of the Contract.

VI. Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Period. Assuming you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a withdrawal option. If the person who dies (you or the Joint Annuitant) is an Owner and the survivor is not the deceased Owner’s spouse, we will adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income. For any allocations to fixed income, similar adjustments will be made to the Guarantee Period, if any.

If you and the Joint Annuitant both die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract.

6. BENEFITS AVAILABLE UNDER THE CONTRACT

6(a). Overview of Benefits

The following tables summarize information about benefits available under the Contract. A detailed description of each benefit follows the tables.

Standard Benefits

(benefits included in your Contract)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions /Limitations
Death Benefit	Provides protection if the Annuitant or Joint Annuitant dies before the first Annuity Income Date.	None	Not applicable when death occurs on or after first Annuity Income Date.

Optional Benefits

(benefits you may have chosen when you purchased your Contract)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee Period	Provides annuity income through a specified date even if neither the Annuitant nor the Joint Annuitant lives to the end of the Guarantee Period.	None

Only available at purchase of a Contract.

A Contract with a Guarantee Period cannot also have a Withdrawal Period.

Provides lower annuity income than an otherwise identical Contract without a Guarantee Period.

Length of Guarantee Period may be limited by the Code.

Withdrawal Period	A period of time you can make withdrawals from your Contract.	None

Only available at purchase of a Qualified Contract that provides variable annuity income.

A Contract with a Withdrawal Period cannot also have a Guarantee Period

Withdrawals reduce the amount of variable annuity income and may cause the Withdrawal Period to shorten or end.

Partial withdrawals are limited to 2 per calendar year. Any partial withdrawal must be at least $500.

Provides slightly less variable annuity income than an otherwise identical Contract without a Withdrawal Period

6(b). Death Benefit

If no Annuitant or Joint Annuitant is alive on the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries.

If your Contract is a joint and survivor annuity and either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

6(c). Contracts purchased with a Guarantee Period

Overview: If you selected annuity income options I, II, III, or IV on your application, at that time you also had the option to choose to have a Guarantee Period. You were able to choose a number of years from five (5) to forty-five (45). If you chose an income option with a Withdrawal Period, you could not also choose a Guarantee Period. For Contracts purchased with a Guarantee Period, if neither you nor the Joint Annuitant lives to the end of the Guarantee Period, any remaining annuity income will be paid to your Beneficiary or Beneficiaries. For Options III and IV above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. A Contract with a Guarantee Period provides lower annuity income than an otherwise identical Contract without a Guarantee Period

If (a) you chose Option II, III or IV with a Guarantee Period, and (b) an Owner dies before the first Annuity Income Date, and (c) the survivor (whether it is you or the Joint Annuitant) is not the deceased Owner’s spouse, we will adjust the Guarantee Period, as required by the federal income tax laws, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Guarantee Period and a generally higher amount of annuity income.

Annuity Income to Beneficiary: If a Beneficiary is entitled to annuity income, the Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.

Lump Sum Payment: A lump sum will become due under a Contract if there are guaranteed Annuity Income Dates remaining and either: (a) a Beneficiary elects a lump sum on the death of the last survivor of you and the Joint Annuitant, (if any), (b) a Beneficiary receiving guaranteed annuity income dies, or (c) the last survivor of you and the Joint Annuitant (if any) dies and the Beneficiary is no longer living. For (b), the lump sum will be paid to the Beneficiary’s estate. For (c), it will go to the estate of the last to die of you and the Joint Annuitant (if any).

Any lump sum attributable to the fixed annuity portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate that is one percent greater than the ten year United States Treasury Bond rate at the close of the first Valuation Period after the day FILI receives due proof of the Beneficiary’s death or the Beneficiary’s election at the Annuity Service Center.

Any lump sum attributable to the variable annuity income portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return that FILI used in determining the annuity income on the first Annuity Income Date.

If FILI believes that the first annuity income amount due to any Beneficiary will be less than $50, FILI may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

6(d). Contracts purchased with a Withdrawal Period

If you purchased a Qualified Contract with a Withdrawal Period, you can withdraw amounts from the variable portion of your Contract by writing to our Annuity Service Center. See How to Make Withdrawals below.

Note – a Withdrawal Period was only available at purchase of a Qualified Contract and only if you allocated a portion or all of your Purchase Payment to variable annuity income.

If you chose a Withdrawal Period, the amount you can withdraw will depend on when you make the withdrawal, how much of your Purchase Payment you allocated to variable annuity income and the investment experience of your Contract. See Withdrawal Value below.

The length of time you can make withdrawals is called the Withdrawal Period or Liquidity Period. See Withdrawal (Liquidity) Period below.

Certain withdrawals will have the effect of ending your Contract, i.e. you will receive no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of variable annuity income. See Effect of Withdrawals below.

How to Make Withdrawals: All requests for withdrawals must be in writing to our Annuity Service Center. You may request to withdraw all of the Withdrawal Value (full withdrawal) or a portion of the Withdrawal Value (partial withdrawal). You may not make more than one withdrawal in any Valuation Period. You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal that would reduce your variable annuity income below $1,200 per year at the time of the withdrawal. You can request in writing that we transfer withdrawals from your Contract directly to your bank account or Fidelity Brokerage or Mutual Fund Account.

FILI reserves the right to restrict your Contract from withdrawals and/or exchanges if there is reasonable suspicion of fraud, diminished capacity, or inappropriate activity. FILI also reserves the right to restrict your Contract from withdrawals and/or exchanges if FILI is put on reasonable notice that the ownership of the Contract is in dispute.

Withdrawal Value: The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issued your Contract, the total of Part A and Part B equaled your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal (Liquidity) Period: When you purchased your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants. Life expectancy is determined to be a period not in excess of that permitted by the Internal Revenue Service. It is always expressed in whole numbers.

If no withdrawals are made from your Contract, then you or your Beneficiaries will receive variable annuity income for the entire length of the Withdrawal Period. In this respect the Withdrawal Period works like a Guarantee Period, i.e. variable annuity income would be guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer. However, if you make withdrawals, the Withdrawal Period may shorten or end, as described below.

If all the Annuitants die before the end of the Withdrawal Period, each Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining Annuity Income Dates in the Withdrawal Period.

Effect of Withdrawals: Withdrawals made within five years of the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, if you buy a Contract that provides only variable income, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, making a full withdrawal before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

• Full Withdrawals During First Five Years

If all of your Purchase Payment is allocated to variable annuity income and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract’s first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

If your Purchase Payment is allocated part to variable annuity income and part to fixed annuity income, and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract’s first Annuity Income Date, you will not receive any more variable annuity income. Fixed annuity income will continue in accordance with the income option you selected.

• Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract’s first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining variable annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

• Full Withdrawals After First Five Years

If you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract’s first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining variable annuity income will be reduced.

• Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract’s first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining variable annuity income will be reduced, and the Withdrawal Period will be reduced.

The Company will allocate partial withdrawals to the Investment Options in which the Contract is then invested in the same proportion as the value in each Investment Option bears to the Withdrawal Value on the date of the partial withdrawal.

For both full and partial withdrawals made after the first five years, the value of the reduced variable annuity income plus the amount of the withdrawal will be equivalent to the value of the variable annuity income just prior to the withdrawal. The Company will determine equivalence using modified insurance industry mortality tables.

7. TRADING AMONG SUBACCOUNTS

7(a). Overview

You may currently exchange amounts among the Subaccounts without charge. However, excessive exchange activity can disrupt Fund management strategy and increase Fund expenses, which are borne by everyone participating in the Fund regardless of their exchange activity. Therefore, we may limit the number of exchanges permitted, but not to fewer than six per calendar year. We may also require you to submit your exchange instructions by mail.

You tell us the percentage you want for your new allocation in each Investment Option. Your allocation percentages must be in whole numbers, not fractions. You may change the allocations among the Investment Options by writing or telephoning the Annuity Service Center or on our Internet website. We will not accept exchange requests via fax or electronic mail.

Important - The amount of the allocation in each Subaccount will change with its investment performance. You should periodically review the allocations in light of market conditions and financial objectives.

7(b). Making Exchanges by Telephone or Internet

FILI reserves the right to change telephone or Internet exchange provisions, or to eliminate them, and to limit or reject any telephone or Internet exchange at any time.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

7(c). Effective Date of Exchanges Among Subaccounts

When you exchange among the Subaccounts, we will redeem shares of the appropriate Portfolios at their prices as of the end of the current Valuation Period. Generally, we will credit any Subaccount you transfer to at the same time.

However, we may wait to credit the amount to a new Subaccount until a Subaccount you exchange from becomes liquid. This will happen only if (1) the Subaccount you exchange to invests in a Portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount you exchange from is investing in an equity Portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell Portfolio securities in order to make funds available.

The Subaccount you exchange from will be liquid when it receives proceeds from sales of Portfolio securities, the purchase of new Contracts, or otherwise. During any period that we wait to credit a Subaccount for this reason, the amount you exchange will be uninvested. After seven days the exchange will be made even if the Investment Option you exchange from is not liquid.

7(d). Use of Market Timing Services

In some cases, we may sell contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

7(e). Short-Term Trading Risk

Frequent exchanges among Investment Options by Contract Owner(s) can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, Annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value (“NAV”).

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These funds carry a significant risk that short-term trading may go undetected. The funds themselves generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from Owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Contract Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

7(f). FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or exchanges of Contract Value) as described below. If requested by the underlying mutual funds, FILI will consider additional steps to discourage frequent trading of shares of those funds, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent trading may be subject to temporary or permanent restrictions as described below on future purchases or exchanges in a Fund, and potentially in all funds managed by FMR or one of its affiliates. Further, Contract Owners who have engaged in frequent trading in the Funds, or in other funds managed by FMR or one of its affiliates, may be subject to temporary or permanent restrictions on purchases or exchanges in those funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI’s policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account’s entire purchase or exchange transaction at any time, which would make FILI unable to execute Owner purchase, withdrawal or exchange transactions involving that fund on that trading day. FILI’s policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

7(g). Frequent Trading Monitoring and Restriction Procedures

FILI has adopted policies and procedures related to exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or exchange into an Investment Option followed by a withdrawal or exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12 month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12 month period will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by FILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another roundtrip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. “U.S. Mail-Only” for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect to any Contract owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions

FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Government Money Market Investment Option;

(2) Annuity payments will not count toward an Investment Option’s roundtrip limits;

(3) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

FILI may choose not to monitor transactions below certain dollar value thresholds. No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

8. CURRENT CHARGES AND OTHER DEDUCTIONS

The following are all the charges we make under the Contract.

8(a). Base Contract Expenses

Base Contract Expenses is the total of two separate charges, a Mortality and Expense Risk Charge and an Administrative Charge.

Mortality and Expense Risk Charge: We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.75%. This charge does not affect the amount of fixed annuity income.

The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large that cost may be. FILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts.

Administrative Charges. Each day, a deduction is made from the assets of the Investment Options at an effective annual rate of 0.25%. We guarantee this charge will never increase. This charge does not affect the amount of fixed annuity income.

Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports.

8(b). Premium Taxes:

Some states (as well some counties, cities, and towns) charge a premium tax. We generally deduct a charge equal to any premium taxes that we are required to pay in connection with your Contract at the time we are required to pay it, which is either upon your Purchase Payment or upon your first Annuity Income Date. Note - in many states and municipalities premium taxes are not imposed in connection with the Contracts. If a premium tax applies, the amount of the tax and when it will be deducted from your Contract depends on (i) the state your Contract was issued in, and (ii) whether it is a Non-qualified or Qualified Contract. As of the date of this prospectus, we deduct a charge equal to the premium tax for Contracts issued in the following states – California, Colorado, Maine, Nevada, South Dakota, and Wyoming. The current range of state premium taxes is 0% to 3.5%.

8(c). Expenses of the Funds:

The expenses of the Funds are listed in Appendix A of this prospectus, and more fully described in their respective prospectuses.

8(d). Other Taxes:

FILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See 9(e) FILI’s Tax Status.

9. TAX CONSIDERATIONS

9(a). Introduction

The below discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax adviser should always be consulted regarding the application of law to individual circumstances. In particular, if you name a Joint Annuitant who is not your spouse (or if the Joint Annuitant is your spouse and you and your spouse do not file joint income tax returns), you should consult a qualified tax adviser as to the tax consequences of your particular arrangement.

This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal estate and gift tax consequences, or state or local tax consequences, associated with the purchase of a Contract. In addition, Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

9(b). Treatment of Distributions

Taxation of Distributions: Regulations under section 401(a)(9) of the Internal Revenue Code addressing required minimum distributions from annuity contracts apply to Contracts issued as IRAs. Your IRA might have a Liquidity Option, under which you may withdraw part or all of the Contract’s “Liquidity Value” during the “Liquidity Period.” It is unclear how the regulations apply with respect to a Liquidity Option. It is possible that the Liquidity Option will need to be modified in order to comply with the regulations.

The portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option selected under the Contract, but generally is the excess of the distribution over the “exclusion amount.”

In the case of a variable annuity income distribution, the exclusion amount is generally the “investment in the contract” allocated to the variable annuity income, adjusted for any guaranteed period, divided by the expected number of periodic annuity income distributions (determined under Treasury Department regulations).

In the case of fixed annuity income distributions, the exclusion amount is generally the amount determined by multiplying the distribution by the ratio (determined under Treasury Department regulations) of (1) the investment in the Contract allocated to the fixed annuity income, adjusted for any guaranteed period, to (2) the “expected return” under the fixed annuity income distributions. For Qualified Contracts, the investment in the Contract is generally zero. When the investment in the contract is zero, annuity income distributions are fully taxable as ordinary income.

After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income. On the other hand, should the annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

Where a guaranteed period of annuity income distributions is selected and no Annuitant or Joint Annuitant lives to the end of that period, the annuity income distributions made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

3.8% Tax on Net Investment Income: Federal tax law imposes a 3.8% Medicare tax on the lesser of (1) the taxpayer’s “net investment income,” (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or (2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise). “Net investment income” in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase “modified adjusted gross income” in item 2. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

Penalty Tax: Certain distributions under the Contract may be subject to a penalty tax equal to 10% of the portion of the distribution which is includible in income. Annuity income distributions under Qualified Contracts typically will not be subject to the penalty tax imposed under the Code on premature distributions if the first Annuity Income Date is after you attain age 59 1/2. If you own a Qualified Contract with a Withdrawal Period and the first Annuity Income Date is before you attain age 59 1/2, a withdrawal that is made either before age 59 1/2 or within 5 years of the first Annuity Income Date generally will trigger the application of the penalty tax to the withdrawal and all distributions made prior to the withdrawal. Also, the penalty tax generally does not apply to distributions under a Non-qualified Contract that are made (1) on or after the taxpayer attains age 59 1/2; (2) as part of a series of “substantially equal periodic payments” over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (3) satisfies some other exception to the penalty tax.

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

It is unclear at this time whether annuity distributions under a Non-qualified Contract prior to the recipient attaining age 59 1/2 satisfy an exception to the penalty tax. Accordingly, a prospective purchaser of a Non-qualified Contract who expects to receive distributions prior to attaining age 59 1/2 should consult a qualified tax adviser regarding the application of the penalty tax to those distributions.

Withholding and Reporting: FILI will, as required by law, withhold and remit to the U.S. Government a part of the taxable portion of each distribution under the Contract, unless a written election not to have any amounts withheld is filed prior to the distribution. Also, FILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

9(c). Qualified Contracts

The Contract may be used as an Individual Retirement Annuity under Section 408(b) of the Internal Revenue Code. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity.” The Contract also may be issued as a Roth IRA, i.e., an Individual Retirement Annuity that also satisfies the requirements of Section 408A of the Code. A Roth IRA is a type of IRA that satisfies certain additional requirements under section 408A of the Code. Roth IRAs are treated like IRAs in many respects, and thus much of the discussion relating to Contracts issued as Individual Retirement Annuities also applies to Contracts issued as Roth IRAs. However, Roth IRAs differ from other IRAs in several respects. Among the differences is that no portion of a premium payment to a Roth IRA is tax deductible, and “qualified distributions” (discussed below) from a Roth IRA are excludable from gross income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRAs. You should seek competent advice as to the tax consequences associated with the use of a Contract as a Qualified Contract.

Because the Contract’s minimum Purchase Payment was greater than the maximum annual contribution permitted to an Individual Retirement Annuity, a Qualified Contract could be purchased only in connection with a “rollover” (including a direct trustee-to-trustee transfer, where permitted). Specifically, a Qualified Contract that is an Individual Retirement Annuity could be purchased only in connection with a rollover of amounts from a qualified 401(a) or a 401(k) plan, a tax-sheltered annuity, or a 403(b) plan, a governmental 457(b) plan, or an IRA. A Qualified Contract that is a Roth IRA could be purchased only in connection with a “qualified rollover contribution” (including a direct trustee-to-trustee transfer, where permitted) of amounts from another Roth IRA, i.e., a rollover contribution from another Roth IRA that meets the IRA rollover requirements under Section 408(d)(3) of the Code. The Contract could not be purchased as a Roth IRA with a qualified rollover contribution or a trustee-to-trustee transfer from a non-Roth IRA.

If the Contract is used as a Qualified Contract, you must be the sole Owner of the Contract and the Annuitant. If you name a Joint Annuitant, all distributions made while you are alive must be made to you. Also, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Furthermore, if you choose a guaranteed period, the length of the period may have to be limited in order to satisfy certain minimum distribution requirements of the Code.

In the case of a Contract with a Withdrawal Value that is issued as an Individual Retirement Annuity, we believe that the annuity income payments thereunder should satisfy the minimum distribution requirements under section 401(a)(9) of the Code. However, it is possible, though unlikely, that the IRS will determine that the annuity income payments do not satisfy those requirements. In addition, we do not know whether the withdrawal of all or a part of the Withdrawal Value constitutes a required minimum distribution which cannot be directly transferred to another IRA or rolled over. Due to this uncertainty, we will not process direct transfers to another IRA but will instead treat all withdrawals of the Withdrawal Value from the Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax adviser before withdrawing an amount with the intention of rolling it over to another IRA.

In the Case of a Contract that is issued as a Roth IRA, any “qualified distribution” is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner’s death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after (a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made. As mentioned above, the Contract could not be purchased as a Roth IRA with a qualified rollover contribution from a non-Roth IRA.

It should be noted that since the Contract is an immediate annuity contract, annuity income distributions under the Contract will begin within one year after a qualified rollover contribution is made to the Contract. Hence, persons considering making a qualified rollover contribution to the Contract issued as Roth IRA should consult a qualified tax advisor regarding whether distributions from the Contract will satisfy the requirements of a qualified distribution.

A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from a non-Roth IRA. However, such a distribution will be treated as made first from contributions to the Roth IRA to the extent that such distributions, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. Generally, all Roth IRAs are aggregated to determine the tax treatment of distributions.

Minimum distributions are not required from a Roth IRA while the Owner is alive. However, if the Owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the Roth IRA must be distributed in accordance with certain minimum distribution requirements set forth in Section 401(a)(9) of the Code. Hence, it might be necessary in certain circumstances to modify the distributions under an annuity income option after the Owner’s death in order to comply with these after-death distribution requirements under the Code. Persons intending to use the Contract as a Roth IRA should seek competent advice regarding these requirements.

9(d). Tax Deferral Until Distributions are Made

Under existing provisions of the Code, any increase in the value of the Contract is generally not taxable until distributions are made under one of the Contract’s annuity income options. However, as discussed below, this tax deferral generally applies only if (1) the Owner is an individual, (2) the investments in the Variable Account are adequately diversified in accordance with Treasury Department regulations, (3) FILI, rather than the Owner, is considered the Owner of the assets of the Variable Account for federal tax purposes, and (4) certain distribution requirements are met in the event that you die.

Non-natural Owner: In certain circumstances, if an Owner were a “non-natural” person, such as a corporation or a trust, the Contract would not be treated as an annuity contract for federal tax purposes, and the Owner would be taxable currently on the income and gain from the assets of the Variable Account. Accordingly, the Contract must be owned by an individual (or individuals), and will not be issued to “non-natural” persons.

Diversification Requirements: For a Contract to be treated as an annuity contract for federal income tax purposes, the investments of the Variable Account must be “adequately diversified.” The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are “adequately diversified.” If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although FILI does not control the investments of the Funds, FILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered “adequately diversified.”

Ownership Treatment: In certain circumstances, variable annuity Contract Owners may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owners’ gross income.

The Internal Revenue Service (the “Service”) has stated in published rulings that a variable Contract Owner will be considered the Owner of separate account assets if the Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The

Treasury Department subsequently announced, in connection with the issuance of regulations concerning investment diversification, that those regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the Owner of the assets in the account.” This announcement also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular sub-accounts of a separate account without being treated as Owners of the underlying assets.” As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Owner of the Contract has a choice of more Investment Options to which to allocate the Purchase Payment, and may be able to transfer among Investment Options more frequently than in such rulings. These differences could result in the Owner being treated as the Owner of the assets of the Variable Account, and thus income and gain from such assets would be includible in the Owner’s income annually. In addition, it is not known what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the Owner of the assets of the Variable Account.

Distribution Requirements: To qualify as an annuity for federal tax purposes, the Contract must satisfy certain distribution requirements in the event of your death. The Contract contains the required distribution provisions. In certain situations, those provisions may limit the guaranteed period over which annuity income distributions can be made (if such a period is selected).

Important: This discussion of the Tax Considerations assumes that the Contract will be treated as an annuity contract for federal income tax purposes and that FILI will be treated as the Owner of the Variable Account assets.

9(e). FILI’s Tax Status

FILI is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are part of, and are taxed with, the operations of FILI, the Variable Account is not separately taxed as a “regulated investment company” under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. FILI does not expect to incur federal income taxes attributable to the Variable Account. Based on this, no charge is being made currently to the Variable Account for federal income taxes. FILI will periodically review the need for a charge to the Variable Account for its federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under existing laws, FILI may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes (other than premium taxes) are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, FILI may make charges for such taxes against the Variable Account.

10. MORE INFORMATION ABOUT THE CONTRACT

You should also be aware of the following important provisions of your Contract.

10(a). Contract Rights

Owner(s): Before the Contract was issued, the Owner(s) also had the right to (a) name the Joint Annuitant, (if any); (b) allocate the Purchase Payment between fixed and variable annuity income; (c) choose an annuity income option; (d) allocate the Purchase Payment among the Investment Options; (e) choose the Benchmark Rate of Return; (f) name the Beneficiary or Beneficiaries; and (g) select the first Annuity Income Date and the frequency of annuity income payments.

After a Contract is issued, each Owner named in the application has the following rights: (a) the right to change any Beneficiary; (b) the right to cancel the Contract during the free look period; (c) any right to reallocate among the Investment Options; and (d) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract; and for a Contract that includes a Withdrawal Period, (e) the right to withdraw from the variable portion of the Contract during the Withdrawal Period and the right to surrender the variable portion of the Contract within five years from the first Annuity Income Date.

A Joint Annuitant who is not an Owner when a Contract is issued will succeed to the rights in the paragraph above if he or she survives the Owner. When no Owner or Joint Annuitant is still alive, each Beneficiary will have (a) the right to reallocate among the Investment Options, and (b) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract, with respect to his or her share of annuity income.

Annuitant: You have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

Joint Annuitant: For Non-qualified Contracts, the Joint Annuitant, (if any), has the right to receive annuity income jointly with you under the terms of the Contract. The Joint Annuitant may also be an Owner, or succeed to the rights of the Owner(s) as described above. For Qualified Contracts, (a) all annuity income during your lifetime must be received only by you, and (b) the Joint Annuitant may not be an Owner.

The Beneficiary (or Beneficiaries) will receive any remaining Withdrawal Period annuity income if neither you nor the Joint Annuitant (if any) survives to the end of the Withdrawal Period.

Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any); and (2) the Withdrawal Period or Guarantee Period (if any) has not ended; we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

Beneficiary(ies): You were allowed to name one or more Beneficiaries when you completed your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing. The Beneficiary (or Beneficiaries) will receive (a) annuity income for the remainder of any Guarantee Period after the death(s) of the Annuitant (and Joint Annuitant, if any), and (b) a refund of your Purchase Payment if you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date.

The Beneficiary has choices if you (and the Joint Annuitant, if any) die before the end of the Withdrawal Period or Guarantee Period, if any:

The Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive the Withdrawal Value plus the present value of fixed annuity income (if any). If a Contract with a Withdrawal Period is within its first five years after the first Annuity Income Date, it will typically be more advantageous for the Beneficiary to choose option (b). The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.

If a Beneficiary receiving annuity income dies, a lump sum will be provided to the Beneficiary’s estate. The fixed annuity income portion of any lump sum will be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate that is one percent greater than the ten year United States Treasury Bond rate at the close of the first Valuation Period after the day we receive due proof of the Beneficiary’s death or the Beneficiary’s election at the Annuity Service Center. The variable annuity income portion will be the Withdrawal Value.

A Beneficiary may be a “Primary Beneficiary” or a “Contingent Beneficiary.” No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

10(b). Reports

If part or all of your Purchase Payment is allocated to variable income, we will send you a statement showing the number of Annuity Income Units in each Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter, and each time you transfer Annuity Income Units among the Investment Options. If you choose a Withdrawal Period, we will show your Withdrawal Value at least once each calendar quarter.

You should verify the accuracy of your transaction confirmations and quarterly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

Shareholder reports for funds available under your Contract will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Finally, contract owners have access to their Contract information online at Fidelity.com.

10(c). Postponement of Benefits

We will usually send annuity income within seven days of the Annuity Income Date. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any Death Benefit within seven days after we receive due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract). However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2)  the SEC by order permits postponement for any other reason.

10(d). Signature Guarantee or Customer Authentication

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and FILI from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of Account Ownership

2. Any other circumstances where we deem it necessary for your protection

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

10(e). Misstatement of Date of Birth or Sex

If the date of birth or sex of you or the Joint Annuitant has been misstated, FILI will change the benefits to those which the proceeds would have purchased had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, FILI will take the following action: (1) if FILI provided too much annuity income, FILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on subsequent following Annuity Income Date(s) until it has recovered the excess; (2) if FILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

10(f). Notification of Death

Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant, (if any), at the Annuity Service Center. We will not be responsible for any annuity income paid to you or the Joint Annuitant, (if any), before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying FILI of the death of the other. Each Beneficiary is responsible for notifying FILI of the death of the last surviving Annuitant or Joint Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person’s executor is responsible for notifying FILI. If too much annuity income is provided because FILI is not notified of a death, FILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

10(g). Assignment

The Contract may not be assigned.

10(h). Dividends

The Contract is “non-participating.” This means that there are no dividends. Investment results of the Investment Options are reflected in benefits.

11. MORE INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE FUNDS

11(a). Changes in Investment Options

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contract.

FILI also has the right to eliminate any Subaccount, to combine two or more Subaccounts, or substitute a new portfolio or fund for the Portfolio in which a Subaccount invests. A substitution may become necessary if, in FILI’s judgment, a Portfolio or Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Portfolio’s investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason. FILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

FILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

11(b). Voting Rights

FILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and FILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

FILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in each Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Portfolio. Fractional votes will be counted. FILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with federal regulations or interpretations of those regulations.

FILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, FILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. FILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, FILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Portfolios, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, FILI may also disregard instructions to vote for changes in investment policies or the investment adviser if it disapproves of the proposed changes. FILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If FILI ever disregards voting instructions, it will include a summary of its actions in the next semi-annual report.

11(c). Resolving Material Conflicts

The Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts FILI establishes. Other Funds may be offered to qualified plans as well.

Although FILI does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in a Fund. A conflict may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions we receive and instructions received by other companies, or some other reason. In the event of a conflict, it is possible that the Variable Account might be required to withdraw its investment in the Funds. In the event of any conflict, we will take any steps necessary to protect Annuitants, Joint Annuitants, and Beneficiaries.

11(d). Total Return for a Subaccount

The Total Return reflects the investment performance of a Subaccount, less all expenses and charges, for the Valuation Period. FILI determines the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Portfolio of the Funds are reinvested in shares of that Portfolio.

APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at [        ]. You can also request this information at no cost by calling [        ] or by sending an email request to [        ].

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks high total investment return	BlackRock Global Allocation V.I. Fund Adviser: BlackRock Advisers, LLC
Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Asset Manager: Growth Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks income and capital growth consistent with reasonable risk	Fidelity® VIP Balanced Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio Adviser: Fidelity Management & Research Company LLC

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Communication Services Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Consumer Discretionary Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Consumer Staples Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Dynamic Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Emerging Markets Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Energy Portfolio Adviser: Fidelity Management & Research Company LLC

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks reasonable income while also considering the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity® VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies	Fidelity® VIP Extended Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC
Seeks capital appreciation	Fidelity® VIP Financial Services Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks a high level of current income	Fidelity® VIP Floating Rate High Income Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 20% Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks high total return	Fidelity® VIP FundsManager® 50% Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks high total return	Fidelity® VIP FundsManager® 60% Portfolio Adviser: Fidelity Management & Research Company LLC

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks high total return	Fidelity® VIP FundsManager® 70% Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks high total return	Fidelity® VIP FundsManager® 85% Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity® VIP Government Money Market Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks high total return through a combination of current income and capital appreciation	Fidelity® VIP Growth & Income Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Health Care Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC
Seeks capital appreciation	Fidelity® VIP Industrials Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP International Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets	Fidelity® VIP International Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC
Seeks as high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Materials Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks long-term growth of capital	Fidelity® VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks long-term growth of capital	Fidelity® VIP Overseas Portfolio Adviser: Fidelity Management & Research Company LLC

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity® VIP Real Estate Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity® VIP Strategic Income Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Technology Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks	Fidelity® VIP Total Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC
Seeks capital appreciation	Fidelity® VIP Utilities Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Value Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks capital appreciation	Fidelity® VIP Value Strategies Portfolio Adviser: Fidelity Management & Research Company LLC
Seeks income	Franklin U.S. Government Securities VIP Fund Adviser: Franklin Advisers, Inc

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd.
Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC
Seeks high total return by investing primarily in fixed income-securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Emerging Markets Debt Portfolio* Adviser: Morgan Stanley Investment Management Inc.
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio* Adviser: Morgan Stanley Investment Management Inc.
Seeks total return	Morgan Stanley Global Strategist Portfolio* Adviser: Morgan Stanley Investment Management Inc.
Seeks maximum real return, consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio** Adviser: Pacific Investment Management Company LLC
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Low Duration Portfolio Adviser: Pacific Investment Management Company LLC

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT Real Return Portfolio Adviser: Pacific Investment Management Company LLC
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Total Return Portfolio Adviser: Pacific Investment Management Company LLC
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Adviser: Franklin Advisers, Inc
Seeks long-term capital appreciation	Allspring VT Discovery Fund**† Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC
Seeks long-term capital appreciation	Allspring VT Opportunity Fund**†† Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC

The names and investment objectives of the above Funds may be similar to those of other funds available through the same Adviser; however, the performance of such funds may differ significantly.

VIP refers to Variable Insurance Product

VIT refers to Variable Insurance Trust

* Morgan Stanley refers to Morgan Stanley Variable Insurance Fund, Inc.

** Funds are closed to New Investments.

† Prior to December 6, 2021, the fund was named Wells Fargo Advantage VT Discovery Fund.

†† Prior to December 6, 2021, the fund was named Wells Fargo Advantage VT Opportunity Fund.

We have filed additional information about the Contract and the Variable Account with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”) dated April 30, 2022. The SAI is incorporated by reference in this prospectus and is available, without charge, upon request. To request the SAI, other information about the Contract, or to make investor inquiries, call us at 1-800-544-2442.

Reports and other information about the Variable Account are available on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier C000024029

FIAL7-PRO-0422

1. ___

FIDELITY INCOME ADVANTAGE

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2022

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts (“Contracts”) offered by Fidelity Investments Life Insurance Company (“FILI” or the “Company”) through its Variable Annuity Account I (the “Variable Account”). You may obtain a copy of the Prospectus dated April 30, 2022, without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

GENERAL INFORMATION AND HISTORY

Fidelity Investments Life Insurance Company (“FILI”)

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI and its subsidiary issue life insurance and annuity products nationwide. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Abigail P. Johnson, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC.

Fidelity Investments Variable Annuity Account I (the “Variable Account”)

The Variable Account is a separate investment account of FILI established on July 22, 1987. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Considerations Regarding Cybersecurity

With the increased use of technologies such as the Internet to conduct business, our business, including our variable insurance business, is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting FILI, the Funds, and any affiliated or unaffiliated vendors or service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our processing of policy transactions (including surrenders, withdrawals, annuity income payments, and insurance proceeds), our ability to calculate Accumulation Unit Values and Annuity Income Unit Values, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While FILI has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, FILI cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect its business. A variable insurance product and its Owners, Annuitants, Insureds, and Beneficiaries could be negatively impacted as a result.

SERVICES

No fees, expenses, or costs of the Registrant are paid by persons other than the Registrant or the Depositor.

FILI has entered into an administrative services agreement with various affiliates (“Providers”). The services to be provided and the companies that provide them are as follows:

1. FMR LLC: (1) intercompany billing among companies in the Fidelity Investments group; (2) document archiving, storage and retrieval; (3) corporate business development; (4) corporate finance (system infrastructure, finance applications and support services); (5) corporate tax; (6) corporate marketing; (7) corporate executive; (8) corporate legal; (9) corporate human resources (system infrastructure, corporate policy and support services); (10) media relations and employee communications; (11) government affairs; and (12) treasury services (banking relationship management and reporting, capital planning).

2

2. Fidelity Brokerage Services LLC: (1) payment of fees for Company employees in connection with (a) registration and licensing of the employees with regulatory authorities and (b) taking professional qualifications examinations.

3. National Financial Services LLC: (1) systems recording Company’s general account holdings; (2) brokerage technology services; (3) print and mail functions, including check production.

4. Fidelity Security Services, Inc.: (1) physical security; (2) records management; and (3) internal audit and compliance support.

5. Fidelity Corporate Real Estate, Inc.: (1) customer correspondence services (mail distribution, postage, and packaging).

6. Fidelity TalentSourceSM (formerly Veritude LLC): (1) temporary staffing services.

7. Information technology services (computer systems project services) for any particular project will be provided by one, and only one, of the following: (a) FISC – Ireland Limited; (b) Fidelity Information Systems Company India (Private) Limited; or (c) Fidelity Distributors Company LLC (formerly Fidelity Investments Institutional Services Company LLC).

8. Fidelity Investments Institutional Operations Company LLC: (1) receipt and scanning of incoming mail; (2) electronic transmission of scans to FILI; (3) transmission of hard copy to offsite storage; and (4) deposit of checks to FILI’s bank account.

All amounts paid by the Registrant to its affiliates are based on the expenses incurred by the affiliate in providing the service.

WITHDRAWAL VALUE

If your Contract has a Withdrawal (Liquidity) Period, the following provisions are applicable. Note the below provisions only apply to the portion of your Contract allocated to variable annuity income. Withdrawals are not available for any allocations to fixed income.

The amount you can withdraw from this Contract at the close of a Valuation Period is called the Withdrawal Value. There are two parts to your Withdrawal Value, Part A and Part B. The sum of Part A and Part B equals your Withdrawal Value.

• Part A

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. On the Contract Date, Part A equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part A is computed, as follows:

(1) Start with Part A at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. See Net Investment Factor in the Glossary of the Prospectus. Then add the values for each variable Subaccount together.

(3) If an Annuity Income Date occurs during the Valuation Period, subtract from (2) an amount equal to the amount of the variable annuity income payment for that Annuity Income Date.

(4) Subtract from (3) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part A at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

Part A becomes zero at the end of your Withdrawal Period and remains zero thereafter.

3

• Part B

Part B is based on the remainder of your variable Purchase Payment and reflects the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period. On the Contract Date, Part B equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part B is computed, as follows:

(1) Start with Part B at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. Then add the values for each variable Subaccount together.

(3) Subtract from (2) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part B at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

(4) Multiply (3) by a fraction, the numerator of which is the percentage factor at the end of the current Valuation Period, and the denominator of which is the percentage factor at the end of the prior Valuation Period.

The percentage factor is 100% until one year after your first Annuity Income Date. The percentage factor then declines daily at a rate of 25% each year, becoming zero on the fifth anniversary of your first Annuity Income Date and remaining at zero thereafter. Thus Part B becomes zero on the fifth anniversary of your first Annuity Income Date and remains zero thereafter.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Investment Options. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR LLC and FILI. FBS is the principal underwriter. Fidelity Distributors Company LLC (“FDC”) is the distributor of the Fidelity family of funds. The principal business address of FBS and FDC is 900 Salem Street, Smithfield, Rhode Island 02917. The offering of the Contracts has been discontinued although you may continue to make exchanges among the Subaccounts.

STATE REGULATION

FILI is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by Lance A. Warrick, General Counsel of Fidelity Investments Life Insurance Company.

4

REGISTRATION STATEMENT

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, relating to the Contracts. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus and this Statement of Additional Information. We have omitted certain portions pursuant to SEC rules. We intend the statements contained in the Prospectus and this Statement of Additional Information to be summaries. You may obtain the omitted information from the SEC’s main office in Washington, D.C., upon payment of the SEC’s prescribed fees, or through the SEC’s website at www.sec.gov.

EXPERTS

[TO BE UPDATED BY AMENDMENT]

The consolidated financial statements of the Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, and the financial statements of each of the subaccounts of Fidelity Investments Variable Annuity Account I as of December 31, 2021 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of [                ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for [                ] is [                 ].

FINANCIAL STATEMENTS

The consolidated financial statements of Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts. Please note that Fidelity Investments Life Insurance Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the consolidated financial statements of Fidelity Investments Life Insurance Company provided herein.

5

PART C

OTHER INFORMATION

27.    Exhibits

(a)	Board of Directors Resolution

Resolution of Board of Directors of Fidelity Investments Life Insurance Company (“Fidelity Investments Life”) establishing the Fidelity Investments Variable Annuity Account I. Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(b)	Custody Agreement - Not Applicable

(c)	Underwriting Contracts

(1)  Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC Incorporated by reference from Post-Effective Amendment No.  11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(2) Commission Schedule Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(d)	Contracts

(1)  Specimen Variable Annuity Contract Incorporated by reference from Post-Effective Amendment No.  11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(2)

Endorsement for Qualified Contracts Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(e)	Applications

Application for Variable Annuity Contract Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(f)	Depositor’s Certification of Incorporation and By-laws

(1)     Articles of Domestication (Incorporation) of Fidelity Investments Life. Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(2)     Amended Bylaws of Fidelity Investments Life Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(g) Reinsurance Contracts - Not Applicable

(h) Participation Agreements

(1)    Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund. Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(2)    Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund II. Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(3)    Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund III. Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form  N-4, Reg. No 33-24400 on behalf of Fidelity Investments Variable Annuity Account I, filed on April 25, 1997.

(3)    Form  of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV. Incorporated by reference from Post-Effective Amendment No.  10 to Registration Statement 33-24400 filed on April 26, 1996.

(5)    Form  of Participation Agreement between Fidelity Investments Life and Strong Variable Insurance Funds, Inc. on behalf of the Portfolios, and Strong Opportunity Fund II, Inc., Strong Capital Management, Inc. (the “Adviser”).  Incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed August 29, 1997.

(6)     Form of Participation Agreement between Fidelity Investments Life and PBHG INSURANCE SERIES FUND, INC. (“FUND”), and PILGRIM BAXTER  & ASSOCIATES, LTD. (“ADVISER”). Incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed August 29, 1997.

(7)    Form  of Participation Agreement between Fidelity Investments Life and MORGAN STANLEY VARIABLE INSURANCE FUND, INC. (the “Fund”), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the “Adviser”).  Incorporated by reference from Post-Effective Amendment No. 12 to this Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed on August 29, 1997.

(8)    Form  of Participation Agreement between Fidelity Investments Life and Warburg, Pincus Trust, (the “Fund”); Warburg, Pincus Counsellors, Inc. (the “Adviser”); and Counsellors Securities Inc.  Incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg No.  33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed on August 29, 1997.

(9)    Form  of Distribution Agreement effective as of August  12, 1999 by and among Fidelity Investments Life Insurance Company, Fidelity Brokerage Services LLC and Pacific Guardian Life Insurance Company, Limited. Incorporated by reference from Post-Effective Amendment No.  18 to this Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 24, 2000.

(10)    Form  of Participation Agreement between Fidelity Investments Life Insurance Company and LAZARD ASSET MANAGEMENT SECURITIES LLC (“Adviser”) and LAZARD RETIREMENT SERIES,  INC. (“Fund”). Incorporated by reference from Post-Effective Amendment No. 26 to Registration Statement on Form N-4, Reg. No.  33-24400, on behalf of Empire Fidelity Investments Variable Annuity Account A, filed on April 27, 2006.

(11)     Form  of Participation Agreement between Fidelity Investments Life Insurance Company and PIMCO Variable Insurance Trust (the “Fund”), a Delaware statutory trust, and Allianz Global Investors Distributors LLC (the “Underwriter”), a Delaware limited liability company. Incorporated by reference from Post-Effective Amendment No. 5 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed on September 21, 2009.

(i)	Administrative Contracts – Not Applicable

(j)	Other Material Contracts – Not Applicable

(k)	Legal Opinion

Legal opinion and consent of Lance A. Warrick (To be filed by Amendment)

(l)	Other Opinions

Consent of Independent Registered Public Accounting Firm (To be filed by Amendment)

(m)	Omitted Financial Statements - Not Applicable

(n)	Initial Capital Agreements - Not Applicable

(o)	Form of Initial Summary Prospectus - Not Applicable

(p)	Powers of Attorney

(1)  Power of Attorney for William J. Johnson Jr. Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2016.

(2)  Power of Attorney for Miles Mei Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2016.

(3) Power of Attorney for Kathleen A. Murphy Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No. 33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2016.

(4)  Power of Attorney for Rodney R. Rohda Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2016.

(5)  Power of Attorney for Roger T. Servison Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2016.

(6)  Power of Attorney for Sriram Subramaniam Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2016.

(7)  Power of Attorney for Malcolm MacKay Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016.

(8)  Power of Attorney for Peter G. Johannsen Incorporated by reference from Post-Effective Amendment No. 28 to Registration Statement on Form N-4, Reg. No. 33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016.

(9)  Power of Attorney for Jane P. Jamieson Incorporated by reference from Post-Effective Amendment No. 30 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  27, 2018.

(10)  Power of Attorney for Nancy D. Prior Incorporated by reference from Post-Effective Amendment No. 30 to Registration Statement on Form N-4, Reg. No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  27, 2018.

(11)  Power of Attorney for David J. Vargo Incorporated by reference from Post-Effective Amendment No. 32 to Registration Statement on Form N-4, Reg No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2020.

(12)  Power of Attorney for Wendy E. John Incorporated by reference from Post Effective Amendment No. 33 to Registration Statement on Form N-4, Reg No.  33-54926, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April  29, 2021.

(13) Power of Attorney for Gerald W. Patterson filed herewith

28. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Gerald W. Patterson	Director and President
Jane P. Jamieson	Director
Wendy E. John	Director
William J. Johnson, Jr.	Director
Peter G. Johannsen	Director
Malcolm Mackay	Director
Kathleen A. Murphy	Director
Nancy D. Prior	Director
Rodney R. Rohda	Director
Roger T. Servison	Director
Sriram Subramaniam	Director
David J. Vargo	Director
James F. Andrea, Jr.	Head of Client Services and Operations
Tamara Bogojevic-Catanzano	Illustration Actuary
Robert K. Leach	Appointed Actuary
Brian N. Leary	Vice President, Consumer Services Officer and Chief Compliance Officer
Miles Mei	Vice President and Treasurer
Deepa Rao	Vice President, Technology Management
Robert G. Regan	Chief Risk Officer
Richard S. Rowland	Vice President, Channel Development
Felicia F. Tierney	Vice President, Human Resources
Lance A. Warrick	Vice President, General Counsel and Secretary

The principal business address for each of the persons named in Item 28 is 900 Salem Street, Smithfield, Rhode Island 02917.

29. Persons Controlled By or Under Common Control with the Depositor or Registrant

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

30. Indemnification

FMR LLC and its subsidiaries own directors’ and officers’ liability reimbursement contracts (the “Policies”), issued by National Union Fire Insurance Company, that provides coverage for “Loss” (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted according to applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Empire Fidelity Investments Life. A $10 million limit (policy aggregate limit) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Empire Fidelity Investments Life.

Utah Revised Business Corporation Act Section 16-10a-902 et seq. provides, in part, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of FILI’s By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation’s request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation’s request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

31. Principal Underwriters.

(a)

Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Management

Name and Principal Business Address	Positions and Offices with Depositor
Sriram Subramaniam	President, Chief Executive Officer & Director
David Canter	Director
David Golino	Chief Financial Officer
Michael Lyons	Senior Vice President and Treasurer
Eric C. Green	Assistant Treasurer
David Forman	Secretary and Chief Legal Officer
Lisa D. Kriser	Assistant Secretary

The Address for each person named in Item 31(b) is 900 Salem Street, Smithfield, Rhode Island 02917.

(c) Compensation from the Registrant: $0.00

32. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 900 Salem Street, Smithfield, Rhode Island 02917.

33. Management Service - Not Applicable

34. Fee Representation

(a) Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy (“the contract”) offered by Fidelity Investments Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investments Life Insurance Company.

SIGNATURES

Pursuant to the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Fidelity Investments Variable Annuity Account I, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Smithfield, and the state of Rhode Island, on this 12th day of January, 2022.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	Gerald W. Patterson		Lance A. Warrick,
	President		Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 12th day of January, 2022.

Signature	Title

/s/ *		)
Gerald W. Patterson	President and Director	)

/s/ *		)
William J. Johnson, Jr.	Director	)

/s/ *		)
Wendy E. John	Director	)

/s/ *		)
Miles Mei	Treasurer	)

/s/ *		)
Rodney R. Rohda	Director	)

/s/ *		)
Roger T. Servison	Director	)

/s/ *		)	By:	/s/ Lance A. Warrick
Kathleen A. Murphy	Director	)		Lance A. Warrick
/s/ *		)		(Attorney-in-Fact)*
Jane P. Jamieson	Director	)

/s/ *		)
Malcolm MacKay	Director	)

/s/ *		)
Peter G. Johannsen	Director	)

/s/ *		)
Nancy D. Prior	Director	)

/s/ *		)
Sriram Subramaniam	Director	)

/s/ *		)
David J. Vargo	Director	)
)